SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report: February, 2, 2007

HYDROFLO, INC.
(Exact Name of Registrant as Specified in its Charter)

North Carolina	000-50355	56-2171767
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification #)

2501 Reliance Avenue, Apex, North Carolina 27539
(Address of Principal Executive Offices)

919-772-9925
(Registrant’s telephone number, including area code)

2501 Reliance Ave., Apex, NC 27539
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This document contains 2 pages.

Item 8.01 Other Events:
HydroFlo, Inc. held a stock holders meeting on January 19, 2007 and voted to change from a BDC (Business Development Company) to a 1934 Act Corporation. The effective date of that change is February 1, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: Feb 2, 2007 By: /s/George A Moore III George A. Moore III Chief Executive Officer